SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2004	Commission File Number 000-26076

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Cockeysville, MD 21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant’s telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SINCLAIR BROADCAST GROUP, INC.

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2004, Sinclair Broadcast Group, Inc. (the “Company”) and the Company’s controlling shareholders, David Smith, Frederick Smith, J. Duncan Smith and Robert Smith (collectively, the “Controlling Shareholders”), entered into certain agreements to memorialize in writing certain transactions that had previously been agreed and implemented, but that had not previously been documented.  Set forth below is a summary of such agreements.

The Company entered into an operating agreement effective as of May 30, 1996 with the Controlling Shareholders (the “Operating Agreement”) to organize and operate Beaver Dam, LLC, a Maryland limited liability company (“Beaver Dam”).  The Operating Agreement is filed herewith as Exhibit 10.1.

The Operating Agreement allocated the membership interests in Beaver Dam based on aggregate initial capital contributions as follows:  13.75% to each of the Controlling Shareholders for capital contributions of $111,203.48 each and 45.00% to the Company for a capital contribution of $363,938.66.  The Operating Agreement also allocated profit, loss and distributions among the members in accordance with their membership interests, subject to certain special allocations set forth in the Operating Agreement, and established transfer restrictions on the membership interests.

In April 1997, the Company retired and redeemed its interest in Beaver Dam in exchange for $407,033.84 and withdrew from Beaver Dam.  The amendment reflecting this retirement, redemption and withdrawal was the First Amendment to the Operating Agreement effective as of April 18, 1997 (the “First Amendment”).  The First Amendment is filed herewith as Exhibit 10.2.

In May 1998, David Smith retired and redeemed his interest in Beaver Dam in exchange for $135,541.49 and withdrew from Beaver Dam. The amendment reflecting this retirement, redemption and withdrawal was the Second Amendment to the Operating Agreement effective as of May 6, 1998 (the “Second Amendment”).  The Second Amendment is filed herewith as Exhibit 10.3.

As previously disclosed, Beaver Dam owns office space that the Company leases for its corporate headquarters pursuant to five lease agreements; two dated December 18, 1998, two dated May 25, 2000 and one dated May 14, 2002 between Beaver Dam and the Company (collectively, the “Lease Agreement”).  Two of the leases expire on July 31, 2009 and three of the leases expire on April 30, 2010. The Lease Agreement provides for the rental of an aggregate of 66,051square feet for an aggregate annual rental payment of $1,504,354 in 2004, subject to annual increases. The Lease Agreement is filed herewith as Exhibit 10.4.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Operating Agreement, the First Amendment, the Second Amendment, the Lease Agreement or the transactions contemplated by the Operating Agreement, the First Amendment, the Second Amendment or the Lease Agreement.  The foregoing description is qualified in its entirety by reference to the Operating Agreement, the First Amendment, the Second Amendment and the Lease Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1 Beaver Dam Limited Liability Company Operating Agreement

Exhibit 10.2 First Amendment to the Operating Agreement and Agreement to Retire

Exhibit 10.3 Second Amendment to the Operating Agreement and Agreement to Retire

Exhibit 10.4 Agreements of Lease between Beaver Dam Limited Liability Company and Sinclair Broadcast Group

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By:	/s/ David R. Bochenek
Name:	David R. Bochenek
Title:	Chief Accounting Officer
Dated: December 20, 2004